UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 14, 2019

Date of Report

(Date of earliest event reported)

BOQI International Medical Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)
(8604) 1182209211
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The NASDAQ Capital Market

Item 8.01.	Other Events.

On October 14, 2019, BOQI International Medical, Inc., previously known as NF Energy Saving Corporation (the “Company”) completed the acquisition of Lasting Wisdom Holdings Limited (“Lasting”), a company organized under the laws of the British Virgin Islands (the “BVI”). The Company is filing this Current Report on Form 8-K to provide additional updated historical and pro forma financial information as set forth under Item 9.01 below.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

Filed herewith as Exhibit 99.1 to this Form 8-K and incorporated herein by reference are unaudited Condensed Consolidated Financial Statements for Lasting for the nine-month periods ended September 30, 2019 and 2018.

Filed herewith as Exhibit 99.2 to this Form 8-K and incorporated herein by reference are audited Consolidated Financial Statements for Lasting for the years ended December 31, 2018 and 2017.

(b) Pro Forma Financial Statements

Filed herewith as Exhibit 99.3 to this Form 8-K and incorporated herein by reference are the unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018.

Exhibit	Description

99.1	Condensed Consolidated Financial Statements for Lasting Wisdom Holdings Limited, a British Virgin Islands corporation, for the nine-month periods ended September 30, 2019 and 2018.
99.2	Consolidated Financial Statements for Lasting Wisdom Holdings Limited, a British Virgin Islands corporation, for the years ended December 31, 2018 and 2017.
99.3	Pro forma Condensed Combined Financial Information for BOQI International Medical, Inc., for the nine-month period ended September 30, 2019 and for the year ended December 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 10, 2020	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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